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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report dated February 17, 1999, included in this Form 8-K/A, into 7(th) Level, Inc.'s previously filed Registration Statement No. 333-65525, No. 333-10335, No. 033-87944, No. 333-10341, No. 333-10339 filed on Forms S-8 and
File No. 333-64365 filed on Form S-3.

                                          ARTHUR ANDERSEN LLP

New York, New York
April 14, 1999